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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                           -----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 3, 1997


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                       PIONEER NATURAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      1-13245                 75-2702753
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

      1400 WILLIAMS SQUARE WEST
        5205 N. O'CONNOR BLVD.                                      75039
            IRVING, TEXAS                                        (Zip code)
        (Address of principal
          executive offices)



      Registrant's telephone number, including area code:  (972) 444-9001

                                 NOT APPLICABLE
                 (former address if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On September 3, 1997, Pioneer Natural Resources Company ("Pioneer") issued a press release (the "Press Release") announcing that it had entered into a Combination Agreement (the "Combination Agreement") with Chauvco Resources Ltd., an Alberta corporation ("Chauvco"). The consummation of the transactions contemplated in the Combination Agreement is subject to the approval of the stockholders of each of Pioneer and Chauvco. For additional information regarding the transactions contemplated in the Combination Agreement, reference is made to the Press Release, the Combination Agreement and certain other documents entered into in connection with the Combination Agreement, copies of which are attached to this Current Report as exhibits and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

2.1 Combination Agreement dated as of September 3, 1997 by and between Pioneer Natural Resources Company and Chauvco Resources Ltd. (including as Exhibits thereto, Exhibit A, Plan of Arrangement under
         Section 186 of the Business Corporations Act (Alberta), Exhibit B, Form of Support Agreement between Pioneer Natural Resources Company and Pioneer Natural Resources (Canada) Ltd., Exhibit C, Form of Voting and Exchange Trust Agreement among Pioneer Natural Resources Company, Pioneer Natural Resources (Canada) Ltd. and Montreal Trust Company of Canada, Exhibit D, Terms and Conditions of Pioneer Natural Resources Company Special Preferred Voting Stock, Exhibit E, List of Lock-up Shareholders, Exhibit F, List of Other Assets to be Transferred to Chauvco Resources International Ltd., and Exhibit G, Provisions of Memorandum of Association of Pioneer Natural Resources (Canada) Ltd.)

2.2 Shareholders Agreement dated as of September 3, 1997 by and among Pioneer Natural Resources Company and Guy J. Turcotte

2.3 Shareholders Agreement dated as of September 3, 1997 by and among Pioneer Natural Resources Company, Chauvco Resources Ltd. and DNR-MESA Holdings, L.P., Scott D. Sheffield and I. Jon Brumley

2.4 Shareholders Agreement dated as of September 3, 1997 by and among Pioneer Natural Resources Company, Trimac Corporation and Gendis Inc.

99       Press release issued on September 3, 1997 relating to the Combination
         Agreement


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PIONEER NATURAL RESOURCES COMPANY
                                            (Registrant)



                                            By: /s/ MARK L. WITHROW
                                               ---------------------------------
                                            Name:  Mark L. Withrow
                                            Title: Executive Vice President -
                                                   General Counsel

Date: September 30, 1997
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                               INDEX TO EXHIBITS


 EXHIBITS
   NO.
 --------

   2.1 Combination Agreement dated as of September 3, 1997 by and between Pioneer Natural Resources Company and Chauvco Resources Ltd. (including as Exhibits thereto, Exhibit A, Plan of Arrangement under Section 186 of the Business Corporations Act (Alberta), Exhibit B, Form of Support Agreement between Pioneer Natural Resources Company and Pioneer Natural Resources (Canada) Ltd., Exhibit C, Form of Voting and Exchange Trust Agreement among Pioneer Natural Resources Company, Pioneer Natural Resources (Canada) Ltd. and Montreal Trust Company of Canada, Exhibit D, Terms and Conditions of Pioneer Natural Resources Company Special Preferred Voting Stock, Exhibit E, List of Lock-up Shareholders, Exhibit F, List of Other Assets to be Transferred to Chauvco Resources International Ltd., and Exhibit G, Provisions of Memorandum of Association of Pioneer Natural Resources (Canada) Ltd.)

   2.2 Shareholders Agreement dated as of September 3, 1997 by and among Pioneer Natural Resources Company and Guy J. Turcotte

   2.3 Shareholders Agreement dated as of September 3, 1997 by and among Pioneer Natural Resources Company, Chauvco Resources Ltd. and DNR-MESA Holdings, L.P., Scott D. Sheffield and I. Jon Brumley

   2.4 Shareholders Agreement dated as of September 3, 1997 by and among Pioneer Natural Resources Company, Trimac Corporation and Gendis Inc.

   99 Press release issued on September 3, 1997 relating to the Combination Agreement